================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)



Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

         [_]      Preliminary Proxy Statement

         [_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

         [X]      Definitive Proxy Statement

         [_]      Definitive Additional Materials

         [_]      Soliciting Material Pursuant to ss.240.14a-12


                           THE FLAMEMASTER CORPORATION
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)  Title of each class of securities to which transaction applies:

      2)  Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-1 1 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)  Proposed maximum aggregate value of transaction:

      5)  Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      1)  Amount Previously Paid:

      2)  Form, Schedule or Registration Statement No.:

      3)  Filing Party:

      4)  Date Filed:

================================================================================

                           THE FLAMEMASTER CORPORATION
                                11120 Sherman Way
                        Sun Valley, California 91352-4949



                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                      TO BE HELD ON THURSDAY, JUNE 17, 2004


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of The Flamemaster Corporation, a Nevada Corporation, (the "Company") will be held at the Smoke House Restaurant, located at 4420 Lakeside Drive, Burbank, California, on Thursday, June 17, 2004 at 1:30 P.M., Pacific Time, for the following purposes, more fully described in the attached Proxy Statement:

          1. To elect seven (7) directors of the Company to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified; and

          2. A proposal to ratify the appointment of Sarna & Company as our independent auditors for the fiscal year ending September 30, 2004; and

          3. To ratify the actions of the Board of Directors for the previous year ending September 30, 2003; and

          4. To transact such other business as may properly be brought before the Annual Meeting or any and all adjournments thereof.

         The Board of Directors has fixed the close of business on May 18, 2004 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting. Only shareholders at the close of business on the record date are entitled to vote at the Annual Meeting.

         Accompanying this Notice are a Proxy and Proxy Statement. IF YOU WILL NOT BE ABLE TO ATTEND THE ANNUAL MEETING TO VOTE IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED POSTAGE PAID ENVELOPE. The Proxy may be revoked at any time prior to its exercise at the Annual Meeting. The Proxy and Proxy Statement are first being mailed to shareholders on or about May 28, 2004.


                                            By order of the Board of Directors

                                            Mary Kay Eason
                                            Secretary

         Sun Valley, California
         May 28, 2004

                           THE FLAMEMASTER CORPORATION
                                11120 SHERMAN WAY
                        SUN VALLEY, CALIFORNIA 91352-4949

                                 PROXY STATEMENT
                       2003 ANNUAL MEETING OF SHAREHOLDERS

The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Shareholders of The Flamemaster Corporation (the "Company"), to be held on June 17, 2004, or any adjournments thereof (the "Meeting"), for the purposes stated in the Notice of Annual Meeting of Shareholders preceding this Proxy Statement. The Proxy Statement and the Proxy were first mailed to shareholders on or about May 28, 2004.


                     SOLICITATION AND RECOVATION OF PROXIES
                     --------------------------------------

The company is furnishing a form of proxy to each shareholder, and, in each case, is solicited on behalf of the Board of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company, including reimbursements of banks, brokerage firms, custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy, material to the beneficial owners of stock. In addition to the use of mails, proxies may be solicited by the directors, officers and employees of the Company without additional compensation, by personal interview, telephone, telegram, fax or otherwise.

Any valid proxy received in time for voting and not revoked will be voted at the meeting in accordance with the directions contained therein. Any valid proxy submitted without directions will be voted as described herein IN FAVOR of the election of the nominees named herein.

Your execution of the enclosed Proxy will not affect your rights as a shareholder to attend the meeting and to vote in person. Any shareholder giving a proxy has a right to revoke it at any time either (a) a later-dated proxy, (b) written revocation sent to and received by the Secretary of the Company prior to the Meeting, or (c) attendance at the meeting in person.


                        VOTING SECURITIES AND RECORD DATE
                        ---------------------------------

The only voting security of the Company is its COMMON stock. Only shareholders of record at the close of business on May 18, 2004 will be entitled to vote at the Meeting. As of such date there were outstanding 1,810,257 shares of common stock, which are entitled to one vote per share. However, the election of directors will be conducted by cumulative voting. In cumulative voting each shareholder may cast that number of votes equal to the number of directors to be elected multiplied by the number of shares held. The shareholder may cast all of such votes for one nominee or distribute such votes among as many nominees as he desires. The seven candidates receiving the largest number of votes shall be elected.

Through his stock ownership along with family and affiliates, Joseph Mazin, our Chairman of the Board and Chief Executive Officer, controls over 52% of our total voting power, therefore the Company is not required to have a nominating committee because it is a "controlled company" (see "Controlled Company Exemption Election" below). Because of this fact, and because the Board of Directors believes that it is more appropriate for all of the directors of the Company to be involved in the process of nominating persons for election as directors, the Board of Directors does not have a nominating committee. As such, the Board as a whole performs the functions of a nominating committee and is responsible for reviewing the requisite skills and characteristics of the directors of the Company.

The Board of Directors will consider candidates for nomination as a director recommended by current directors, officers, third-party search firms and other sources. In evaluating candidates, the Board of Directors considers the attributes of the candidate, including but not limited to their skills, experience, age, legal and regulatory requirements and the needs of the Board of Directors. The Board of Directors will review all candidates in the same manner, regardless of the source of the recommendation. The Board has further determined that no policy with respect to consideration of candidates recommended by security holders would be appropriate.


                               GENERAL INFORMATION
                               -------------------

CONTROLLED COMPANY EXEMPTION ELECTION
-------------------------------------
The Company has determined that due to the beneficial ownership by Joseph Mazin and affiliates, of more than 50% of the Common Stock of the Company we are a "controlled company" as defined in Rule 435(C)(5) of the NASDAQ Marketplace Rules. Therefore, we are not subject to the requirements of Rule 435(C) that would otherwise require us to have (i) a majority of independent directors on the Board; (ii) a compensation committee composed solely of independent directors; (iii) a nominating committee composed solely of independent directors; (iv) compensation of our executive officers determined by a majority of the independent directors or a compensation committee composed solely of independent directors; and (v) director nominees selected, or recommended for the Board's selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors.


CODE OF BUSINESS CONDUCT AND ETHICS
-----------------------------------
The Flamemaster Corporation is dedicated to maintaining the highest standards of integrity and trust throughout all levels of its organization and between it and all of its members and shareholders. Our board of directors and executive officers are committed to upholding sound principles of corporate governance and meeting all Securities and Exchange Commission and NASDAQ requirements.

The Company has adopted a Code of Business Conduct and Ethics for our officers, including our principal executive officer, principal financial officer, principal accounting officers and controller and our employees and directors. The Code of Business Conduct and Ethics is available upon request by writing to:
The Flamemaster Corporation, Attn: Corporate Secretary, 11120 Sherman Way, Sun Valley, CA 91352 (818) 982-1650.


                                DIRECTOR PROFILE
                                ----------------

William Z. Deutsch is a retired businessman and previous owner, partner and officer of several companies in the Los Angeles area. He is currently engaged as a private investor in real estate and securities.

Leon Gutowicz is a retired businessman, with investments in real estate and financial instruments, and active in non-profit charitable organizations. Leon Gutowicz is the father-in-law of Joseph Mazin.

Joseph Mazin is President and Chief Executive Officer and Chief Financial Officer of the company since June of 1984.

Donna Mazin is President of Altius Investment and has served as Executive Administrator and buyer at PerfectData Corporation. Donna Mazin is the wife of Joseph Mazin.

Joshua M. Mazin has been working for the company since July 2000. He has a BS degree in Business Management, and is currently working as Assistant Secretary/Treasurer and Internal Control Manager. He was recently promoted to Vice President of Administration. Joshua Mazin is the son of Joseph and Donna Mazin.

Bishop George Vlahos is Bishop of God's Universal Life Church. He worked as production coordinator for a successful pizza restaurant chain called Famous Ted Pizza. He is now a retired businessman.

Stuart Weinstein is Vice President PTL Realty, a real estate holding company.

William Deutsch and Stuart Weinstein comprise the Independent Audit Committee.

Between October 2002 and September 2003, five meetings of the Company's Board of Directors were held. Directors attended 75% of said meetings. The Company's Board of Directors does not have standing nominating or compensation committees.


                              ELECTION OF DIRECTORS
                              ---------------------

Seven directors are to be elected at the meeting, each director to hold office until his successor is elected and qualified. The shares represented by Proxies on the enclosed form will be voted FOR the election of the seven persons named below, in the absence of other instruction. However, in the event that any person other than the nominees named below shall be nominated for election as director, the persons named in the proxy may vote cumulatively for less than all the nominees. If any of the persons named below should decline or be unable to serve, an event, which is not anticipated, the proxy discretionary authority to cast their votes for such other person or persons as they may determine.

                                                     Director of      Common        Percentage
                                                      Company        Bennefic-       of class
Name                   Age     Occupation              Since        ally Owned       (Common)
----                   ---     ----------              -----        ----------       --------
William Deutsch         77     Retired Businessman      1998           2,256            .12%



Leon Gutowicz           85     Officer,Director         1984          86,743           4.79%
                               Charitable
                               Organization


Joseph Mazin            57     President, CEO,          1982        800,989 (1,2)     44.25%
                               CFO and Chairman


Donna Mazin             56     President                1993        779,177 (1)       43.04%
                               Altius Investment


Joshua M. Mazin         25     Vice President           2004           4,115            .23%
                               Administration


Bishop George Vlahos    63     Retired Businessman      2004          60,750           3.36%


Stuart Weinstein        55     Vice President           1997          19,800           1.09%
                               PTL Realty


          (1) Includes 469,082 shares (inclusive) owned of record by Altius Investment Corp, and StarBiz Corp., entities of which Mr. Mazin is a principal and/or has voting control

          (2) Includes 21,812 shares owned by the Company's Profit Sharing Plan. Mr. Mazin is trustee of this plan and has voting control.

                         PRINCIPAL SHAREHOLDERS - COMMON
                         -------------------------------

The following table sets forth information regarding beneficial ownership of the Company's common stock as of May 20, 2004. To the Company's knowledge, the individuals or groups shown in the table are the only persons who held more than 5% of the Company's common stock at that date.

 Name and address of             Amount and nature of        Percentage of Class
   Beneficial Owner              Beneficial Ownership               Common
 -------------------             --------------------        -------------------

Altius Investment                      466,416                      25.77%
11120 Sherman Way
Sun Valley, CA 91352

Joseph & Donna Mazin                   800,989 (a,b)                44.25%
11120 Sherman Way
Sun Valley, CA 91352

Directors and Officers                 491,462                      27.15%
As a Group (10)

     (a) Joseph & Donna Mazin share voting control of the Flamemaster shares held by Altius Investment and other affiliates.

     (b) Includes 490,894 shares (inclusive) owned of record by Altius Invest. Corp., Flamemaster Profit Sharing Plan, and StarBiz Corporation, entities of which Mr. Mazin is a principal and/or has voting control.


COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
------------------------------------------------

The following table includes information as to all directors and executive officers of the Company who received more than $100,000 in remuneration during each of the last three fiscal years.

Name and Principal        Fiscal      Salary        Restricted      All other
Position                   Year          $               $         Compensation
------------------        ------      ------        ----------     ------------
Joseph Mazin               2003       187,345            -               -
Chairman, President        2002       180,740            -               -
And Chief Executive        2001       176,288            -               -


REPORT OF AUDIT COMMITTEE
-------------------------

The role of the Audit Committee is to assist Flamemaster's Board of Directors in its oversight of Flamemaster's financial reporting process, as is more fully described in its charter, which the Board has adopted and which is attached as Appendix A to this Proxy Statement. Flamemaster's management is responsible for its financial reporting process, including its system of internal controls, and for the preparation and presentation of its consolidated financial statements in accordance with internal controls, and for the preparation and presentation of its consolidated financial statements in accordance with generally accepted accounting principles. Flamemaster's independent auditors are responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. Our responsibility is to monitor and review these processes. It is not our duty or our responsibility to conduct auditing or accounting reviews or procedures. We are not and may not be employees of Flamemaster, and we may not represent ourselves to be or to serve as accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, we have relied without independent verification on representations by Flamemaster's management that its financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States of America. We have also relied on representations of Flamemaster's independent auditors included in their report on its financial statements. Our oversight does not provide us with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, our considerations and discussions with Flamemaster's management and independent auditors do not assure that Flamemaster's financial statements are presented in accordance with generally accepted accounting principles, that the audit of Flamemaster's financial statements has been carried out in accordance with generally accepted auditing standards or that Flamemaster's independent auditors are in fact "independent."


                                                  Respectfully submitted,
                                                  The Flamemaster Corporation
                                                  Audit Committee

                                                  Stuart Weinstein, (Chairman)
                                                  William Z. Deutsch


COMMON STOCK
------------

The Company's common stock is traded on the NASDAQ Smallcap Market under the symbol "FAME".


RELATIONSHIP WITH AUDITORS
--------------------------

Beckman Kirkland & Whitney have been engaged as the company's auditors from 1992 through 2003. On May 5, 2004, The Flamemaster Corporation (the "Company") received notification that the firm of Beckman, Kirkland & Whitney LLP ("BKW") had resigned as the Company's independent auditors effective immediately. The decision of BKW to resign as the Company's independent auditors is due to the fact that the Public Company Accounting Oversight Board has not approved their application for registration. The Company's Audit Committee and Board of Directors accepted the resignation of BKW on May 5, 2004.

During the years ended September 30, 2003 and 2002 and the subsequent interim periods, there were no disagreements between the Company and BKW on any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of BKW, would have been referred to in their reports. BKW's report on the Company's financial statements for the years ended September 30, 2003 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the years ended September 30, 2003 and 2002 and the subsequent interim periods, there were no reportable events (as defined in Item 304(a)(1)(v) of Securities and Exchange Commission Regulation S-K).

On May 5, 2004, the Company engaged Sarna and Company ("SAC"), based in Westlake, California to serve as its new auditors. SAC is a registered member of the Public Company Accounting Oversight Board (PCAOB).

During the year ended September 30, 2003 and the subsequent interim periods, the Company did not consult with SAC regarding either (i) the application of accounting principles to a specified transaction or the type of audit opinion that might be rendered on the Company's financial statements or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304 (a)(1)(v) of Regulation S-K).

The decision to engage SAC was recommended by the Audit Committee and unanimously approved by the Company's Board of Directors.

Registrant provided a copy of the foregoing disclosure to BKW.

SHAREHOLDER PROPOSALS FOR ANNUAL MEETING
----------------------------------------

Any shareholder proposal to be considered for presentation at the Company's next Annual Meeting must be received by the Company at its executive offices on or before November 10, 2004 for inclusion in the Company's Proxy Statement and Form of Proxy.


OTHER MATTERS
-------------

The Board does not know of any matters to be presented at the Annual Meeting other than those discussed herein. If other matters properly come before the meeting or any adjournment thereof, the persons named in the proxies will vote them in accordance with their best judgment.



                                            BY ORDER OF THE BOARD OF DIRECTORS
                                            ----------------------------------

                                            Mary Kay Eason
                                            --------------
                                            Secretary

APPENDIX A                   FLAMEMASTER CORPORATION
                         CHARTER OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS

ORGANIZATION
This Charter governs the operations of the Audit Committee. The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors. The Committee shall be appointed by the Board of Directors and shall be comprised of at least two directors, each of whom is independent of management and the Company.

STATEMENT OF POLICY
The Audit Committee shall provide assistance to the Board of Directors in fulfilling their oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function, if any, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors, if any, and management of the Company.

RESPONSIBILITIES AND PROCESSES
The primary responsibility of the Audit Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of their activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The Audit Committee shall also provide to the Company's independent accountants copies of the quarterly financial statements for review in accordance with rules of the Securities and Exchange Commission. The Chairperson of the Committee may represent the entire Committee for the purposes of this review.

The Audit Committee shall review periodic written reports from the independent accountants regarding the independent accountants' independence, discuss such reports with the independent accountants, and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself as to the independence of the independent accountants.

The Audit Committee shall review major changes to the Company's auditing and accounting principles and practices as suggested by the independent accountants or management and evaluate together with the Board the performance of the independent accountants. If so determined by the Audit Committee, it shall recommend that the Board replace the independent accountants. The Audit Committee shall prepare such reports as may be required by the rules of the Securities and Exchange Commission to be included in the Company's Annual Proxy Statement.

This Charter is intended to be flexible so that the Audit Committee is able to meet changing conditions. The Audit Committee is authorized to take such further actions as are consistent with the above-described responsibilities and to perform such other actions as applicable law, the Company's charter documents and/or the Board may require. To that end, the Audit Committee shall review and reassess the adequacy of this Charter annually. Any proposed changes shall be put before the Board for its approval.

                         ANNUAL MEETING OF SHAREHOLDERS
                           THE FLAMEMASTER CORPORATION


The undersigned hereby appoints Joseph Mazin, with the power to appoint his substitute, as Proxy, with the powers the undersigned would possess if personally present, to vote, as designated below, all stock of the undersigned in The Flamemaster Corporation at the Annual Meeting of Shareholders on June 17, 2004, or any adjournments thereof.


     1. ELECTION OF DIRECTORS

        _____ FOR all nominees listed below (except as marked to the contrary below).

        _____ WITHHOLD AUTHORITY to vote for all nominees listed below.

        William Deutsch, Leon Gutowicz, Joseph Mazin, Donna Mazin, Joshua Mazin, George Vlahos, Stuart Weinstein.

        (To withhold authority to vote for an individual write that nominee's name on space provided below).

        ______________________________________________________

        THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED ABOVE
        UNLESS OTHERWISE SPECIFIED.

        PROPOSAL(S)                                 FOR   AGAINST   ABSTAIN
        -----------                                 ---   -------   -------

     2. The appointment of Sarna & Company as       ___     ___       ___
        our independent auditors for the
        fiscal year ending September 30, 2004;

     3. Ratify the actions of the Board of          ___     ___       ___
        Directors for the previous year ending
        September 30, 2003;

     4. Such other business as may properly
        come before said meeting or any
        adjournments thereof.

     THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THIS PROXY OF THE FLAMEMASTER CORPORATION DATED MAY 18, 2004.


                                            Date: __________________________2004

                                            ____________________________________
                                            (Signature)
                                            ____________________________________
                                            (Signature, if jointly held)


                                            Please sign exactly as name appears
                                            at left. If stock is jointly held
                                            each owner should sign. Executors
                                            Administrators,Trustees, Guardians
                                            And Corporate Officers should
                                            indicate their Fiduciary capacity of
                                            full title when signing.

                                            Please mark, sign, date and return
                                            this proxy Card promptly, using the
                                            enclosed envelope.